UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	File No. 333-146073
Pre-Effective Amendment No.	□
Post-Effective Amendment No. 14	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	File No. 811-21697
Amendment No. 83	☑
(Check appropriate box or boxes.)
Nationwide VL Separate Account - G

(Exact Name of Registrant)
Nationwide Life and Annuity Insurance Company

(Name of Depositor)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Depositor's Principal Executive Offices) (Zip Code)
(614) 249-7111

Depositor's Telephone Number, including Area Code
Robert W. Horner III, Vice President Corporate Governance and Secretary,
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
January 1, 2014

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box)
□	immediately upon filing pursuant to paragraph (b)
☑	on January 1, 2014 pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
□	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus supplement dated January 1, 2014
to the following prospectus(es):
Nationwide YourLife® Protection VUL and Waddell & Reed Protection VUL prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective January 1, 2014, the following provisions of this prospectus are amended as follows:
1.	For policies with an issue date on or after January 1, 2014, the maximum Surrender Charge in the In Summary: Fee Tables section has decreased and the issue age in the calculation assumption has increased to 73.
In Summary: Fee Tables
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Surrender Charge[3]	Upon surrender, policy Lapse, or certain Base Policy Specified Amount decreases	Maximum: $51.82 per $1,000 of Base Policy Specified Amount	Minimum: $0.00 per $1,000 of Base Policy Specified Amount
[3]	The maximum Surrender Charge calculation assumes: the Insured is a male, issue age 73, standard tobacco, the Base Policy Specified Amount and Total Specified Amount is $100,000, a full surrender is taken during the first policy year, and the aggregate first year Premium exceeds the surrender target premium. The minimum Surrender Charge calculation assumes the Insured is either male or female, any age, any underwriting classification, any amount of Premium was paid at any time, and a full surrender is taken in policy year 15, see Surrender Charge and Appendix C: Surrender Charge Examples.
2.	For policies with an issue date on or after January 1, 2014, the issue age, Surrender Target Factor, Surrender Charge Percentage, and the Administrative Target Factor used in the maximum Surrender Charge calculation formula in Appendix C: Surrender Charge Examples have changed.
The maximum Surrender Charge calculation assumes: the Insured is a male; issue age 73; standard tobacco rate class; the Base Policy Specified Amount is $100,000 (Band 2); premiums paid in the first year are $10,000; a full surrender is taken during the first policy year.
SC	=	[[[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)
(a)	=	($100,000 / 1,000) x 73.775 =$7,377.50	(d)	=	8.30
(b)	=	$10,000	(e)	=	100%
(p)	=	0.59	(f)		Not applicable, applies to increases only.
(c)	=	$100,000 / 1,000 =$100

(a) is less than (b), so:
SC	=	[$7,377.50 x (0.59) + $100 x 8.30] x 100%
	=	[$4,352.725 + $830] x 100%
	=	$5,182.73 which corresponds to $51.83 per $1,000 of Base Policy Specified Amount ($5,182.73 / $100).
Assume the policy is surrendered in the fifth year instead of the first, then (e), issue age 50+, =77.5%
SC	=	$5,182.73 x 77.5% =$4,016.62 which corresponds to $40.17 per $1,000 of Base Policy Specified Amount ($4,016.62/ $100).
3.	For policies with an issue date on or after January 1, 2014, the Surrender Target Factors used in the maximum Surrender Charge formula for issue age 73 in Appendix C: Surrender Charge Examples have changed.
PROS-0249

Surrender Target Factor used in (a) of the formula above
	Male	Male	Male	Female
Age	Preferred Non-tobacco	Standard Non-tobacco	Standard Tobacco	Standard Non-tobacco
73	61.233	64.922	73.775	49.328
4.	For policies with an issue date on or after January 1, 2014, the Surrender Charge Percentages used in the maximum Surrender Charge formula for issue age 73 in Appendix C: Surrender Charge Examples have changed.
Surrender Charge Percentage (p) in the formula above1
Age	Male	Female
73	59.0%	65.0%
5.	For policies with an issue date on or after January 1, 2014, the Administrative Target Factors used in the maximum Surrender Charge formula for issue age 73 in Appendix C: Surrender Charge Examples have changed.
Administrative Target Factor (d) in the formula above1
Issue Age	Band 2	Band 3	Band 4	Band 5
73	8.30	6.20	6.20	6.20
6.	For the policies with an issue date on or after January 1, 2014, the Surrender Charge Percentages in the Tables used to Calculate the Examples section in Appendix C: Surrender Charge Examples for the following issue ages have changed.
Surrender Charge Percentage
Issue Age	Male	Female
72	63.0%	65.0%
76	47.0%	64.0%
80	35.0%	48.0%
81	32.0%	45.0%
84	25.0%	36.0%
PROS-0249

Incorporation by Reference
The prospectus supplements dated May 9, 2013, June 14, 2013, August 9, 2013, and October 1, 2013 and the prospectus and statement of additional information and Part C that were effective May 1, 2013, previously filed with the Commission under SEC file No. 333-146073, are hereby incorporated by reference and made a part of this registration statement.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has caused this Registration Statement to be signed by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on December 4, 2013.
Nationwide VL Separate Account - G
(Registrant)
Nationwide Life and Annuity Insurance Company
(Depositor)
By: /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, on December 4, 2013.
KIRT A. WALKER
Kirt A. Walker, President and Chief Operating Officer, and Director
MARK R. THRESHER
Mark R. Thresher, Executive Vice President and Director
TIMOTHY G. FROMMEYER
Timothy G. Frommeyer, Senior Vice President-Chief Financial Officer and Director
ERIC S. HENDERSON
Eric S. Henderson, Senior Vice President - Individual Products & Solutions and Director
JOHN L. CARTER
John L. Carter, Senior Vice President - Distribution and Sales and Director
STEPHEN S. RASMUSSEN
Stephen S. Rasmussen, Director
By /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact